                             LETTER OF TRANSMITTAL

                         TYCO INTERNATIONAL GROUP S.A.
                            TYCO INTERNATIONAL LTD.
                               OFFER TO EXCHANGE
                             5.875% NOTES DUE 2004
                                      FOR
                             5.875% NOTES DUE 2004

              PURSUANT TO THE PROSPECTUS DATED FEBRUARY    , 1999

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH
   , 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:
                              The Bank of New York

 BY HAND OR OVERNIGHT DELIVERY:       FACSIMILE TRANSACTIONS:       BY REGISTERED OR CERTIFIED MAIL:
                                    (Eligible Institutions Only)
      The Bank of New York                 (212) 815-4699                 The Bank of New York
     101 Barclay Street, 7E           TO CONFIRM BY TELEPHONE              101 Barclay Street
    New York, New York 10286          OR FOR INFORMATION CALL:      Corporate Trust Services Window
     Attn: Denise Robinson                 (212) 815-2791                     Ground Level
                                                                        New York, New York 10286
                                                                         Attn: Denise Robinson

--------------------------------------------------------------------------------
    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE
   METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE
   INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he or she has received the prospectus,
dated February    , 1999 (the "Prospectus"), of Tyco International Group S.A., a
Luxembourg company (the "Company"), and Tyco International Ltd., a Bermuda company ("Tyco"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 5.875% Notes due 2004 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 5.875% Notes due 2004 (the "Restricted Notes"), of which $400,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration
Date" shall mean 5:00 p.m. New York City time on March    , 1999, unless the
Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used if either (1) certificates representing Restricted Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined below) or (2) tender of Restricted Notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

    DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name Restricted Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

    All Holders of Restricted Notes who wish to tender their Restricted Notes must, prior to the Expiration Date either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its Restricted Notes or, (b) if a tender of Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth under the caption "Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Restricted Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR RESTRICTED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

    List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of the Restricted Notes. All other tenders must be in integral multiples of $1,000.

 --------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------
          DESCRIPTION OF RESTRICTED NOTES                   1               2               3
----------------------------------------------------------------------------------------------------
                                                       CERTIFICATE      AGGREGATE       PRINCIPAL
                                                        NUMBER(S)*      PRINCIPAL       AMOUNT OF
                                                                        AMOUNT OF       RESTRICTED
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S):                        NOTES           NOTES
             (PLEASE FILL IN, IF BLANK)                                                 TENDERED**
----------------------------------------------------------------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------
                                                          Total
--------------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders.
**  Need not be completed by Holders who wish to tender all Restricted Notes listed.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

  Issue certificate(s) to:

  Name(s) ____________________________________________________________________
  Address ____________________________________________________________________

                                (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                         (TAX IDENTIFICATION OR SOCIAL
                              SECURITY NUMBER(S))

   -------------------------------------------------------------------
   -------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for Restricted Notes in a principal amouint not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be delivered to someone other than the undersigned.

  Deliver certificate(s) to:

  Name(s) ____________________________________________________________________

  Address ____________________________________________________________________

                                (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                         (TAX IDENTIFICATION OR SOCIAL
                              SECURITY NUMBER(S))
   -------------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR RESTRICTED NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND AGENT'S MESSAGE OF SUCH RESTRICTED NOTES MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

HOLDERS WHOSE RESTRICTED NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR RESTRICTED NOTES
AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE MAY TENDER
THEIR RESTRICTED NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE
CAPTION "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES." (SEE INSTRUCTION 2.)

/ /        CHECK HERE IF RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
           PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

           NAME(S) OF TENDERING HOLDER(S)

           DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY

           NAME OF INSTITUTION WHICH GUARANTEES DELIVERY

           TRANSACTION CODE NUMBER

/ /        CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS
           AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           NAME:

           ADDRESS:

If the undersigned is not a broker-dealer, the undersigned represents that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangements or understanding with any person, nor does it intend to engage in, a distribution (as that term is interpreted by the SEC) of Exchange Notes and (3) it is not an affiliate (as that term is interpreted by the SEC) of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Tyco International Group S.A. (the "Company") the principal amount of Restricted Notes indicated above.

    Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered hereby in accordance with the terms of the Exchange Offer described in the prospectus, this Letter of Transmittal and the accompanying Instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Restricted Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Restricted Notes and the Exchange Notes) with respect to the tendered Restricted Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for such Restricted Notes to the Company or transfer ownership of such Restricted Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such Restricted Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Restricted Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired by non-affiliates of the Company in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such Exchange Notes.

    The undersigned agrees that acceptance of any tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    The undersigned represents and warrants that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such Exchange Notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act.

    If the undersigned is a broker-dealer, the undersigned further (1) represents that it acquired Restricted Notes for the undersigned's own account as a result of market-making activities or other trading activities, (2) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands and agrees that the Company reserves the right not to accept tendered Restricted Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Restricted Notes or transfer of ownership of such Restricted Notes on the account books maintained by a book-entry transfer facility.

    The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Restricted Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Restricted Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

    The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Restricted Notes accrued through the date of issuance of the Exchange Notes.

    The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer.

    If any tendered Restricted Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Restricted Notes will be returned, at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any certificates for Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any certificates for Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange in the name(s) of, and return any certificates for Restricted Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Restricted Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered.

    Holders who wish to tender the Restricted Notes and (1) whose Restricted Notes are not immediately available or (2) who cannot deliver their Restricted Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 2.)

--------------------------------------------------------------------------------

         PLEASE SIGN HERE WHETHER OR NOT WHETHER OR NOT TENDER IS TO BE
              MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

      This Letter of Transmittal must be signed by the registered holder(s) as its (their) name(s) appear on the Restricted Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)

        ----------------------------------------------------------------

                          (SIGNATURE(S) OF HOLDER(S))

  Date: ____________, 1999
  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________
  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
  ____________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 1)

        ----------------------------------------------------------------

                             (AUTHORIZED SIGNATURE)

  Date: ____________, 1999
  Name of Firm _______________________________________________________________
  Capacity (full title) ______________________________________________________
  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Restricted Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND RESTRICTED NOTES. Certificates for all physically delivered Restricted Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Restricted Notes tendered by book-entry transfer, as well as, in the case of physical delivery of Restricted Notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York City time on the Expiration Date. The method of delivery of the tendered Restricted Notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC participant, to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Restricted Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Restricted Notes should be sent to the Company or the Depository Trust Company.

    The Exchange Agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the Exchange Offer promptly after receipt of this Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Restricted Notes by causing DTC to transfer such Restricted Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Restricted Notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender Restricted Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Restricted Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 4 of this Letter of Transmittal are true and correct.

    Holders who wish to tender their Restricted Notes and (1) whose Restricted Notes are not immediately available, or (2) who cannot deliver their Restricted Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Restricted Notes, the certificate number or numbers of such Restricted Notes and the principal amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) or any Agent's Message together with the certificate(s) representing the Restricted Notes or book-entry transfer, as the case may be, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of

Transmittal and the certificate(s) representing all tendered Restricted Notes in proper form for transfer (or a confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m. New York City time on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Restricted Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Restricted Notes, and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Restricted Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Restricted Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of Restricted Notes should be listed on a separate signed schedule attached hereto.

    4. TENDER BY HOLDER. Only a registered Holder of Restricted Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Restricted Notes may tender its Restricted Notes in the Exchange Offer. Any beneficial owner of Restricted Notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Restricted Notes.

    5. PARTIAL TENDERS; WITHDRAWALS. Tenders of Restricted Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Restricted Notes" above. The entire principal amount of any Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and a certificate or certification representing Exchange Notes issued in exchange for any Restricted Notes accepted will be sent to the Holder at his, her or its registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Restricted Notes are accepted for exchange.

    Except as otherwise provided herein, tenders of Restricted Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Restricted Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(1) specify the name of the person having deposited the Restricted Notes to be withdrawn (the "Depositor"), (2) identify the Restricted Notes to be withdrawn (including the certificate number or numbers and principal amount of such Restricted Notes, or, in the case of Restricted Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Restricted Notes register the transfer of such Restricted Notes into the name of the person withdrawing the tender and (4) specify the name in which any such Restricted Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly retendered. Any Restricted Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

    6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Note without alteration, enlargement or any change whatsoever.

    If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Restricted Notes.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Restricted Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Restricted Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

    7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    8. BACKUP UNITED STATES FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the United States federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (1) the Holder has not been notified by the United States Internal Revenue Service the ("IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes his, her or its TIN within 60 days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with his, her or its TIN within such 60-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS.

    Certain Holders (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. In order for a non-United States individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Restricted Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form W-9 will not, by itself, cause Restricted Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "Exchange Offer--Solicitation of Tenders; Fees and Expenses."

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes listed in this Letter of Transmittal.

    10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Restricted Notes tendered.

    11. MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES. Any tendering Holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    12. REQUESTS FOR ASSISTANCE, COPIES. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

          CERTIFICATE TENDERED                   RESTRICTED NOTES ACCEPTED                RESTRICTED NOTES SURRENDERED
----------------------------------------  ----------------------------------------  ----------------------------------------

----------------------------------------  ----------------------------------------  ----------------------------------------

----------------------------------------  ----------------------------------------  ----------------------------------------

Received _________ Accepted by _________ Checked by _________
Delivery Prepared by ________ Checked by ________ Date ________

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax laws, to avoid imposition of a 31% backup withholding with respect to payments made under the Exchange Notes a Holder whose tendered Restricted Notes are accepted for payment should provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made under the Exchange Note may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A non-United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) is required to withhold 31% of any payments made to the Holder or other payee with respect to the Exchange Notes. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to the Exchange Notes, the Holder should provide the Company (or the Paying Agent under the Indenture governing the Exchange Notes) with either (a) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (b) an adequate basis for exemption.

WHAT NUMBER TO GIVE

    The Holder is required to give the TIN (e.g., social security number or employer identification number) of the registered Holder of the Restricted Notes. If the Restricted Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
  IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

 Signature
 ---------------------------------------------  Date
 -------------------------- ,1999

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 8)

-------------------------------------------------------------------------------------------
 PAYER'S NAME: [insert]
 ------------------------------------------------------------------------------------------
                          PART 1--PLEASE PROVIDE YOUR TIN    TIN: -------------------------
                          ON THE LINE AT RIGHT AND CERTIFY     Social Security Number or
                          BY SIGNING AND DATING BELOW        Employer Identification Number

                          -----------------------------------------------------------------
                          PART 2--TIN Applied For / /

                          -----------------------------------------------------------------
 SUBSTITUTE                CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                           (1) the number shown on this form is my correct taxpayer
                           identification number (or I
                              am waiting for a number to be issued to me),
 FORM W-9                  (2) I am not subject to backup withholding either because (i) I
 Department of the         am exempt from backup withholding, (ii) I have not been notified
 Treasury                      by the Internal Revenue Service ("IRS") that I am subject to
 Internal Revenue
 Service                       backup withholding as a result of a failure to report all
 Payor's Request For           interest or dividends, or (iii) the IRS has notified me that
 Taxpayer Identification       I am no longer subject to backup withholding, and
 Number ("TIN") and
 Certification

                           (3) any other information provided on this form is true and correct.

                           Signature                                 Date  , 1999
 You must cross out item (2) in the certification above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

-------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             LETTER OF TRANSMITTAL
                         TYCO INTERNATIONAL GROUP S.A.
                            TYCO INTERNATIONAL LTD.
                               OFFER TO EXCHANGE
                             6.125% NOTES DUE 2008
                                      FOR
                             6.125% NOTES DUE 2008

               PURSUANT TO THE PROSPECTUS DATED FEBRUARY   , 1999

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON MARCH   ,
1999, UNLESS THE EXCHANGE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:
                              The Bank of New York

 BY HAND OR OVERNIGHT DELIVERY:       FACSIMILE TRANSACTIONS:       BY REGISTERED OR CERTIFIED MAIL:
                                    (Eligible Institutions Only)
      The Bank of New York                 (212) 815-4699                 The Bank of New York
     101 Barclay Street, 7E           TO CONFIRM BY TELEPHONE              101 Barclay Street
    New York, New York 10286          OR FOR INFORMATION CALL:      Corporate Trust Services Window
     Attn: Denise Robinson                 (212) 815-2791                     Ground Level
                                                                        New York, New York 10286
                                                                         Attn: Denise Robinson

--------------------------------------------------------------------------------
    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE
   METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE
   INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he or she has received the prospectus,
dated February   , 1999 (the "Prospectus"), of Tyco International Group S.A., a
Luxembourg company (the "Company"), and Tyco International Ltd., a Bermuda company ("Tyco"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of 6.125% Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6.125% Notes due 2008 (the "Restricted Notes"), of which $400,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration
Date" shall mean 5:00 p.m. New York City time on March   , 1999, unless the
Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used if either (1) certificates representing Restricted Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined below) or (2) tender of Restricted Notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

    DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name Restricted Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

    All Holders of Restricted Notes who wish to tender their Restricted Notes must, prior to the Expiration Date either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its Restricted Notes or, (b) if a tender of Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth under the caption "Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Restricted Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR RESTRICTED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

    List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of the Restricted Notes. All other tenders must be in integral multiples of $1,000.

 ----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
           DESCRIPTION OF RESTRICTED NOTES                    1               2               3
------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                          AGGREGATE       AMOUNT OF
                                                                          PRINCIPAL       RESTRICTED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S):      CERTIFICATE      AMOUNT OF         NOTES
              (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*        NOTES         TENDERED**
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------
                                                        Total
----------------------------------------------------------------------------------------------------

 *   Need not be completed by book-entry holders.
 **  Need not be completed by Holders who wish to tender all Restricted Notes listed.
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

  Issue certificate(s) to:

  Name(s) ____________________________________________________________________
  Address ____________________________________________________________________
                                (INCLUDE ZIP CODE)

   __________________________________________________________________________
   (TAX IDENTIFICATION OR SOCIAL
   SECURITY NUMBER(S))
   -------------------------------------------------------------------
   -------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for Restricted Notes in a principal amouint not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be delivered to someone other than the undersigned.

  Deliver certificate(s) to:

  Name(s) ____________________________________________________________________

  Address ____________________________________________________________________

                                (INCLUDE ZIP CODE)

   __________________________________________________________________________
   (TAX IDENTIFICATION OR SOCIAL
   SECURITY NUMBER(S))
-------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR RESTRICTED NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND AGENT'S MESSAGE OF SUCH RESTRICTED NOTES MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Holders whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Restricted Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 2.)

/ /        CHECK HERE IF RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
           PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
           Name(s) of tendering Holder(s)
           Date of Execution of Notice of Guaranteed Delivery
           Name of Institution which Guarantees Delivery
           Transaction Code Number

/ /        CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS
           AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           Name:

           Address:

If the undersigned is not a broker-dealer, the undersigned represents that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangements or understanding with any person, nor does it intend to engage in, a distribution (as that term is interpreted by the SEC) of Exchange Notes and (3) it is not an affiliate (as that term is interpreted by the SEC) of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Tyco International Group S.A. (the "Company") the principal amount of Restricted Notes indicated above.

    Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered hereby in accordance with the terms of the Exchange Offer described in the prospectus, this Letter of Transmittal and the accompanying Instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Restricted Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Restricted Notes and the Exchange Notes) with respect to the tendered Restricted Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for such Restricted Notes to the Company or transfer ownership of such Restricted Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such Restricted Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Restricted Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired by non-affiliates of the Company in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such Exchange Notes.

    The undersigned agrees that acceptance of any tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    The undersigned represents and warrants that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such Exchange Notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act.

    If the undersigned is a broker-dealer, the undersigned further (1) represents that it acquired Restricted Notes for the undersigned's own account as a result of market-making activities or other trading activities, (2) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands and agrees that the Company reserves the right not to accept tendered Restricted Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Restricted Notes or transfer of ownership of such Restricted Notes on the account books maintained by a book-entry transfer facility.

    The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Restricted Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Restricted Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

    The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Restricted Notes accrued through the date of issuance of the Exchange Notes.

    The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer.

    If any tendered Restricted Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Restricted Notes will be returned, at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and return any certificates for Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any certificates for Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange in the name(s) of, and return any certificates for Restricted Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Restricted Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered.

    Holders who wish to tender the Restricted Notes and (1) whose Restricted Notes are not immediately available or (2) who cannot deliver their Restricted Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 2.)

--------------------------------------------------------------------------------

     PLEASE SIGN HERE WHETHER OR NOT RESTRICTED NOTES ARE BEING PHYSICALLY
      TENDERED HEREBY AND WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO
                       THE GUARANTEED DELIVERY PROCEDURES
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

      This Letter of Transmittal must be signed by the registered holder(s) as its (their) name(s) appear on the Restricted Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)

        ----------------------------------------------------------------

                          (SIGNATURE(S) OF HOLDER(S))

  Date: ____________, 1999
  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________
  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number (   )________________________________________
  ____________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 1)

        ----------------------------------------------------------------

                             (AUTHORIZED SIGNATURE)

  Date: ____________, 1999
  Name of Firm _______________________________________________________________
  Capacity (full title) ______________________________________________________
  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number (   )________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Restricted Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND RESTRICTED NOTES. Certificates for all physically delivered Restricted Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Restricted Notes tendered by book-entry transfer, as well as, in the case of physical delivery of Restricted Notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York City time on the Expiration Date. The method of delivery of the tendered Restricted Notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC participant, to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Restricted Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Restricted Notes should be sent to the Company or the Depositary Trust Company.

    The Exchange Agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the Exchange Offer promptly after receipt of this Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Restricted Notes by causing DTC to transfer such Restricted Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Restricted Notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender Restricted Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Restricted Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 4 of this Letter of Transmittal are true and correct.

    Holders who wish to tender their Restricted Notes and (1) whose Restricted Notes are not immediately available, or (2) who cannot deliver their Restricted Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Restricted Notes, the certificate number or numbers of such Restricted Notes and the principal amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) or any Agent's Message together with the certificate(s) representing the Restricted Notes or book-entry transfer, as the case may be, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of

Transmittal and the certificate(s) representing all tendered Restricted Notes in proper form for transfer (or a confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m. New York City time on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Restricted Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Restricted Notes, and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Restricted Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Restricted Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of Restricted Notes should be listed on a separate signed schedule attached hereto.

    4. TENDER BY HOLDER. Only a registered Holder of Restricted Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Restricted Notes may tender its Restricted Notes in the Exchange Offer. Any beneficial owner of Restricted Notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Restricted Notes.

    5. PARTIAL TENDERS; WITHDRAWALS. Tenders of Restricted Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Restricted Notes" above. The entire principal amount of any Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and a certificate or certification representing Exchange Notes issued in exchange for any Restricted Notes accepted will be sent to the Holder at his, her or its registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Restricted Notes are accepted for exchange.

    Except as otherwise provided herein, tenders of Restricted Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Restricted Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(1) specify the name of the person having deposited the Restricted Notes to be withdrawn (the "Depositor"), (2) identify the Restricted Notes to be withdrawn (including the certificate number or numbers and principal amount of such Restricted Notes, or, in the case of Restricted Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Restricted Notes register the transfer of such Restricted Notes into the name of the person withdrawing the tender and (4) specify the name in which any such Restricted Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly retendered. Any Restricted Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

    6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Note without alteration, enlargement or any change whatsoever.

    If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Restricted Notes.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Restricted Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Restricted Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

    7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    8. BACKUP UNITED STATES FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the United States federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (1) the Holder has not been notified by the United States Internal Revenue Service the ("IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes his, here or its TIN within 60 days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with his, her or its TIN within such 60-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS.

    Certain Holders (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. In order for a non-United States individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Restricted Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form W-9 will not, by itself, cause Restricted Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "Exchange Offer--Solicitation of Tenders; Fees and Expenses."

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes listed in this Letter of Transmittal.

    10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Restricted Notes tendered.

    11. MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES. Any tendering Holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    12. REQUESTS FOR ASSISTANCE, COPIES. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

          CERTIFICATE TENDERED                   RESTRICTED NOTES ACCEPTED                RESTRICTED NOTES SURRENDERED
----------------------------------------  ----------------------------------------  ----------------------------------------

----------------------------------------  ----------------------------------------  ----------------------------------------

----------------------------------------  ----------------------------------------  ----------------------------------------

Received _________ Accepted by _________ Checked by _________
Delivery Prepared by ________ Checked by ________ Date ________

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax laws, to avoid imposition of a 31% backup withholding with respect to payments made under the Exchange Notes a Holder whose tendered Restricted Notes are accepted for payment should provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made under the Exchange Note may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A non-United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) is required to withhold 31% of any payments made to the Holder or other payee with respect to the Exchange Notes. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to the Exchange Notes, the Holder should provide the Company (or the Paying Agent under the Indenture governing the Exchange Notes) with either (a) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (b) an adequate basis for exemption.

WHAT NUMBER TO GIVE

    The Holder is required to give the TIN (e.g., social security number or employer identification number) of the registered Holder of the Restricted Notes. If the Restricted Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
  IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

 Signature
 ---------------------------------------------  Date
 -------------------------- ,1999

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 8)

-------------------------------------------------------------------------------------------
 PAYER'S NAME: [insert]
 ------------------------------------------------------------------------------------------
                          PART 1--PLEASE PROVIDE YOUR TIN    TIN: -------------------------
                          ON THE LINE AT RIGHT AND CERTIFY     Social Security Number or
                          BY SIGNING AND DATING BELOW        Employer Identification Number

                          -----------------------------------------------------------------
                          PART 2--TIN Applied For / /

                          -----------------------------------------------------------------
 SUBSTITUTE                CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                           (1) the number shown on this form is my correct taxpayer
                           identification number (or I
                              am waiting for a number to be issued to me),
 FORM W-9                  (2) I am not subject to backup withholding either because (i) I
 Department of the         am exempt from backup withholding, (ii) I have not been notified
 Treasury                      by the Internal Revenue Service ("IRS") that I am subject to
 Internal Revenue
 Service                       backup withholding as a result of a failure to report all
 Payor's Request For           interest or dividends, or (iii) the IRS has notified me that
 Taxpayer Identification       I am no longer subject to backup withholding, and
 Number ("TIN") and
 Certification

                           (3) any other information provided on this form is true and correct.

                           Signature                                 Date  , 1999
 You must cross out item (2) in the certification above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

-------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.